EXHIBIT 32.2

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Petrogen Corporation (the "Company") on Form 10-QSB for the quarter ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian Fiddler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2006

By: /s/ BRIAN FIDDLER

Brian Fiddler

Chief Financial Officer